UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) March 5, 2008

THE FIRST AMERICAN CORPORATION

(Exact Name of the Registrant as Specified in Charter)

California	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana,                     California 92707-5913

(Address of Principal Executive Offices)                            (Zip Code)

Registrant’s telephone number, including area code (714) 250-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2008, the Compensation Committee of the Board of Directors of The First American Corporation (the “Company”) approved of reductions in 2008 salaries for certain executive officers of the Company, including each of the named executive officers. The reductions were requested by the executive officers as part of the Company’s overall expense reduction initiative, and are effective April 1, 2008. The 2008 salaries for the named executive officers originally approved by the Compensation Committee on February 26, 2008, as well as the reduced salaries, are as follows:

Individual/Title	Original 2008 Salary (in $)	Reduced 2008 Salary (in $)
Parker S. Kennedy, Chairman and CEO	750,000	675,000

Frank V. McMahon, Vice Chairman and CFO	700,000	350,000

Dennis J. Gilmore, Chief Operating Officer	650,000	585,000

Curt G. Johnson, President—Title Segment	550,000	495,000

Barry M. Sando, President—Mortgage Information Segment	525,000	350,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST AMERICAN CORPORATION

Date: March 7, 2008	By:	/s/ Kenneth D. DeGiorgio
	Name: Title:	Kenneth D. DeGiorgio Senior Vice President